Exhibit 99.2
THE HARTFORD FINANCIAL SERVICES GROUP, INC.
AMENDMENT NO. 1 TO THE
EQUITY DISTRIBUTION AGREEMENT
August 5, 2009
Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004
Ladies and Gentlemen:
Reference is made to the Equity Distribution Agreement, dated June 12, 2009 (the “Agreement”), between The Hartford Financial Services Group, Inc., a Delaware corporation (the “Company”), and Goldman, Sachs & Co. (the “Manager”). In consideration of the mutual promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Manager hereby agree to enter into this Amendment No. 1 to the Agreement, dated the date hereof (the “Amendment No. 1”).
SECTION 1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned thereto in the Agreement.
SECTION 2. Amendment of the Agreement.
(a) On and after the Amendment Effective Date (as defined below), any reference in the Agreement to the phrase “$750,000,000” shall be deemed to read “$900,000,000”.
(b) The Amendment Effective Date shall be a Representation Date for all purposes under the Agreement.
(c) Notwithstanding Section 8(c) of the Agreement, the Agreement shall be deemed to have been in full force and effect at all times from and including the first date on which $750,000,000 aggregate offering price of the Shares have been sold under the Agreement to and including the Amendment Effective Date.
(d) Solely with respect to the Shares of which Time of Sale occurs on or after the Amendment Effective Date, the term “Prospectus Supplement” shall mean the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on June 12, 2009, as supplemented by a prospectus supplement addendum, relating to such

Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the Amendment Effective Date, in the form furnished by the Company to the Manager in connection with the offering of such Shares.
(e) On and after the Amendment Effective Date, the first sentence of Section 3(e) of the Agreement is amended and restated in its entirety to read:
“The compensation to the Manager for sales of the Shares with respect to which the Manager acts as sales agent hereunder shall be equal to 1.5% of the gross offering proceeds of the Shares sold pursuant to this Agreement; provided that after aggregate gross offering proceeds of $500,000,000 and before aggregate gross offering proceeds of $750,000,000 have been generated by sales pursuant to this Agreement, the compensation to the Manager for any such sales of the Shares shall be reduced to 1.375%; provided further that after aggregate gross offering proceeds of $750,000,000 have been generated by sales pursuant to this Agreement, the compensation to the Manager for any additional sales of the Shares shall be further reduced to 1.25%.”
SECTION 3. Effectiveness. This Amendment No. 1 shall become effective as of the date hereof (the “Amendment Effective Date”). Upon the effectiveness hereof, all references in the Agreement to “this Agreement” or the like shall refer to the Agreement as further amended hereby.
SECTION 4. Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which shall be deemed an original, and all of which shall together constitute one and the same instrument.
SECTION 5. Law; Construction. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6. Entire Agreement. This Amendment No. 1 and the Agreement as further amended hereby constitute the entire agreement and understanding between the parties hereto and supersede any and all prior agreements and understandings relating to the subject matter hereof. Except as further amended hereby, all of the terms of the Agreement shall remain in full force and effect and are hereby confirmed in all respects.
[SIGNATURE PAGE FOLLOWS]

If the foregoing correctly sets forth the understanding between the Company and the Manager, please so indicate in the space provided below for that purpose, whereupon this Amendment No. 1 and your acceptance shall constitute a binding agreement between the Company and the Manager. Alternatively, the execution of this Amendment No. 1 by the Company and its acceptance by or on behalf of the Manager may be evidenced by an exchange of telegraphic or other written communications.

Very truly yours, THE HARTFORD FINANCIAL SERVICES GROUP, INC.
By:	/s/ Ramani Ayer
	Name:	Ramani Ayer
	Title:	Chairman and Chief Executive Officer

ACCEPTED as of the date first above written GOLDMAN, SACHS & CO.
By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

3